NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Matt Downing
Mayfield Village, Ohio 44143	(440) 395-4222
http://www.progressive.com

PROGRESSIVE REPORTS DECEMBER RESULTS AND DIVIDEND AMOUNT

MAYFIELD VILLAGE, OHIO -- January 22, 2014 -- The Progressive Corporation (NYSE:PGR) today reported the following results for December and the fourth quarter 2013:

	Month			Quarter
(millions, except per share amounts and ratios; unaudited)	2013	2012	Change	2013	2012	Change

Net premiums written	$1,194.0	$1,137.5	5%	$4,048.6	$3,839.3	5%
Net premiums earned	$1,339.8	$1,266.1	6%	$4,344.1	$4,105.6	6%
Net income	$89.9	$95.1	(5)%	$299.8	$249.1	20%
Per share	$.15	$.16	(5)%	$.50	$.41	21%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$26.2	$27.6	(5)%	$77.0	$62.1	24%
Combined ratio	95.9	93.5	2.4 pts.	93.8	94.6	(.8) pts.
Average diluted equivalent shares	601.2	605.5	(1)%	602.4	605.4	0%

(thousands; unaudited)	December	December	Change
	2013	2012
Policies in Force:
Agency – auto	4,841.9	4,790.4	1%
Direct – auto	4,224.2	4,000.1	6%
Total personal auto	9,066.1	8,790.5	3%
Total special lines	3,990.3	3,944.8	1%
Total Personal Lines	13,056.4	12,735.3	3%
Total Commercial Lines	514.6	519.6	(1) %

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
December 2013
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,194.0

Revenues:
Net premiums earned	$1,339.8
Investment income	40.0
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(2.4)
Non-credit losses, net of credit losses recognized
on previously recorded non-credit OTTI losses	0
Net impairment losses recognized in earnings	(2.4)
Net realized gains (losses) on securities	28.6
Total net realized gains (losses) on securities	26.2
Fees and other revenues	22.0
Service revenues	3.0
Total revenues	1,431.0

Expenses:
Losses and loss adjustment expenses	1,021.9
Policy acquisition costs	112.9
Other underwriting expenses	172.3
Investment expenses	1.2
Service expenses	2.4
Interest expense	8.9
Total expenses	1,319.6

Income before income taxes	111.4
Provision for income taxes	21.5	Includes a $14 million tax benefit related to dividends to be paid to our Employee Stock Ownership Plan (ESOP), pursuant to the dividends declared in December.
Net income	89.9

Other comprehensive income, net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for
valuation changes	0
Other net unrealized gains (losses) on securities	(17.7)
Total net unrealized gains (losses) on securities	(17.7)
Net unrealized gains on forecasted transactions	(.2)
Foreign currency translation adjustment	(.5)
Other comprehensive income (loss)	(18.4)
Total comprehensive income	$71.5

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2012 audited consolidated financial statements included in our 2012 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
Year Ended December 2013
(millions)
(unaudited)

	Year
	2013	2012	% Change

Net premiums written	$17,339.7	$16,372.7	6

Revenues:
Net premiums earned	$17,103.4	$16,018.0	7
Investment income	422.0	443.0	(5)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(6.0)	(7.3)	(18)
Non-credit losses, net of credit losses recognized
on previously recorded non-credit OTTI losses[1]	(.1)	(.7)	(86)
Net impairment losses recognized in earnings	(6.1)	(8.0)	(24)
Net realized gains (losses) on securities	324.5	314.8	3
Total net realized gains (losses) on securities	318.4	306.8	4
Fees and other revenues	291.8	281.8	4
Service revenues	39.6	36.1	10
Gains (losses) on extinguishment of debt	(4.3)	(1.8)	139
Total revenues	18,170.9	17,083.9	6

Expenses:
Losses and loss adjustment expenses	12,472.4	11,948.0	4
Policy acquisition costs	1,451.8	1,436.6	1
Other underwriting expenses	2,350.9	2,206.3	7
Investment expenses	18.8	15.4	22
Service expenses	38.8	36.1	7
Interest expense	118.2	123.8	(5)
Total expenses	16,450.9	15,766.2	4

Income before income taxes	1,720.0	1,317.7	31
Provision for income taxes	554.6	415.4	34
Net income	1,165.4	902.3	29

Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for
valuation changes	.3	5.1	(94)
Other net unrealized gains (losses) on securities	84.0	174.8	(52)
Total net unrealized gains (losses) on securities	84.3	179.9	(53)
Net unrealized gains on forecasted transactions	(2.0)	(1.8)	11
Foreign currency translation adjustment	(1.6)	.4	(500)
Other comprehensive income	80.7	178.5	(55)
Total comprehensive income	$1,246.1	$1,080.8	15

1A negative amount for the period reflects credit losses reclassified from other comprehensive income, which exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
December 2013
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of net income per share and comprehensive income per share:

	Current	Year
	Month	2013	2012

Net income	$89.9	$1,165.4	$902.3
Per share:
Basic	$.15	$1.95	$1.50
Diluted	$.15	$1.93	$1.48

Comprehensive income	$71.5	$1,246.1	$1,080.8
Per share:
Diluted	$.12	$2.06	$1.78

Average shares outstanding - Basic	596.2	599.1	603.3
Net effect of dilutive stock-based compensation	5.0	4.5	4.5
Total equivalent shares - Diluted	601.2	603.6	607.8

The following table sets forth the investment results for the period:
	Current	Year
	Month	2013	2012
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(.1)%	1.7%	5.5%
Common stocks	2.6%	32.8%	16.7%
Total portfolio	.2%	5.4%	6.8%

Pretax annualized investment income book yield	2.9%	2.6%	2.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
December 2013
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$607.4	$479.3	$1,086.7	$107.3	$0	$1,194.0
% Growth in NPW	5%	7%	6%	(5)%	NM	5%
Net Premiums Earned	$672.3	$531.7	$1,204.0	$135.8	$0	$1,339.8
% Growth in NPE	5%	7%	6%	3%	NM	6%

GAAP Ratios
Loss/LAE ratio	76.1	76.7	76.4	74.6	NM	76.3
Expense ratio	20.2	18.7	19.5	20.9	NM	19.6
Combined ratio	96.3	95.4	95.9	95.5	NM	95.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(.5)
Current accident year						(4.9)
Calendar year actuarial adjustment	$(2.7)	$(.5)	$(3.2)	$(2.2)	$0	$(5.4)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(.5)
All other development						5.3
Total development						$4.8

Calendar year loss/LAE ratio						76.3
Accident year loss/LAE ratio						76.7

Statutory Ratios
Loss/LAE ratio						76.3
Expense ratio						21.0
Combined ratio						97.3

1 The other businesses generated an underwriting loss of $0.6 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

2 Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
Year Ended December 2013
($ in millions)
(unaudited)

Year
				Commercial
	Personal Lines Business			Lines	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$8,702.6	$6,866.6	$15,569.2	$1,770.5	$0	$17,339.7
% Growth in NPW	6%	7%	6%	2%	NM	6%
Net Premiums Earned	$8,601.5	$6,740.1	$15,341.6	$1,761.6	$.2	$17,103.4
% Growth in NPE	6%	8%	7%	7%	NM	7%

GAAP Ratios
Loss/LAE ratio	73.5	72.3	73.0	71.9	NM	73.0
Expense ratio	20.2	20.7	20.4	21.6	NM	20.5
Combined ratio	93.7	93.0	93.4	93.5	NM	93.5

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$62.4
Current accident year						22.0
Calendar year actuarial adjustment	$18.0	$62.4	$80.4	$8.7	$(4.7)	$84.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$62.4
All other development						(107.5)
Total development						$(45.1)

Calendar year loss/LAE ratio						73.0
Accident year loss/LAE ratio						72.7

Statutory Ratios
Loss/LAE ratio						73.0
Expense ratio						20.4
Combined ratio						93.4

Statutory Surplus[3]						$5,991.0

NM = Not Meaningful

1 Year to date, the other businesses generated an underwriting loss of $10.8 million.

2 Represents adjustments solely based on our corporate actuarial reviews.

3 Amount reflects December dividend activity by our insurance subsidiaries of $515.1 million, which is net of capital contributions.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

December
2013
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $13,415.3)	$13,540.4
Equity securities:
Nonredeemable preferred stocks[1](cost: $445.7)	711.2
Common equities (cost: $1,451.1)	2,530.5
Short-term investments (amortized cost: $1,272.6)	1,272.6
Total investments[2,3]	18,054.7
Net premiums receivable	3,310.7
Deferred acquisition costs	447.6
Other assets[4]	2,595.2
Total assets	$24,408.2

Unearned premiums	$5,174.5
Loss and loss adjustment expense reserves[4]	8,479.7
Other liabilities[2]	1,813.4
Dividend payable[5]	890.2
Debt	1,860.9
Shareholders' equity	6,189.5
Total liabilities and shareholders' equity	$24,408.2

Common shares outstanding	595.8
Shares repurchased - December	4.0
Average cost per share	$25.50
Book value per share	$10.39
Trailing 12-month return on average shareholders' equity
Net income	17.7%
Comprehensive income	19.0%
Net unrealized pretax gains (losses) on investments	$1,456.9
Increase (decrease) from November 2013	$(27.2)
Increase (decrease) from December 2012	$129.6
Debt-to-total capital ratio	23.1%
Fixed-income portfolio duration	2.0 years
Weighted average credit quality	AA-
Final 2013 Gainshare factor	1.21

1 As of December 31, 2013, we held certain hybrid securities and recognized a change in fair value of $13.1 million as a realized gain during the period we held these securities.

2 At December 31, 2013, we had $61.3 million of net unsettled security transactions, including collateral on open derivative positions.

3 Includes $1.8 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

4 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $1,045.9 million, which are included in "other assets."

5 Amount based on estimated shares outstanding as of the record date of January 29, 2014. See Monthly Commentary for further discussion.

Monthly Commentary

•
On December 9, 2013, the Board of Directors declared both a special cash dividend and an annual variable dividend, both to be paid on February 7, 2014, to shareholders of record at the close of business on January 29, 2014 (ex-dividend date of January 27, 2014). The amount of the special cash dividend is $1.00 per common share and the amount of the annual variable dividend is $.4929 per common share. In the aggregate, the dividends total an estimated $890.2 million, which is reflected in our 2013 financial statements. The annual variable dividend amount was calculated using the following formula, as specified by the Board in its December dividend declaration:

Dividend Amount Per Share	=	After-Tax Underwriting Income	X	33 1/3% Target Percentage	X	Gainshare Factor
Common Shares Outstanding on 12/31/13
Applying full year 2013 financial results, the annual variable dividend was calculated as follows:

$.4929/share	=	$728.1 million	X	33 1/3%	X	1.21
595.8 million Common Shares

Events

We plan to release January results on Wednesday, February 12, 2014, before the market opens.

Progressive is scheduled to hold a one-hour conference call to address questions on February 28, 2014 at 9:00 a.m., eastern time, subsequent to the posting of our 2013 Shareholders' Report online and the filing of our 2013 Annual Report on Form 10-K with the SEC. Registration for the teleconference and webcast will be available in February 2014 at
http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-calendar.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach it whenever, wherever, and however it’s most convenient—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats and recreational vehicles, as well as home insurance from select carriers. It’s the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or  governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; our continued access to and functionality of third-party systems that are critical to our business; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.